UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
February 9, 2010
QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)
18111 Von Karman, Suite 600
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.
Amendment of Restricted Stock Agreement.
     On February 2, 2010, Quality Systems, Inc. (“QSI”) filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing that the Company’s Board approved an amendment the Company’s standard form of Restricted Stock Agreement.
     The purpose of this filing is to amend the prior filing which omitted language clarifying the vesting dates of the Restricted Stock grant. The amended Restricted Stock Agreement, marked to show the amendment, is attached to this Current Report as Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.2	Restricted Stock Agreement as amended

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 9, 2010

QUALITY SYSTEMS, INC.
By:	/s/ Paul Holt
Paul Holt
Chief Financial Officer